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                                                                   Exhibit 10.12



                           THERAPEUTIC ANTIBODIES INC.

                             1997 STOCK OPTION PLAN











                            EFFECTIVE APRIL 28, 1997


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               THERAPEUTIC ANTIBODIES INC. 1997 STOCK OPTION PLAN

                                TABLE OF CONTENTS

                                                                           Page
ARTICLE  I.
DEFINITIONS .................................................................1
         1.1      Affiliate..................................................1
         1.2      Agreement..................................................1
         1.3      Board......................................................1
         1.4      Code.......................................................1
         1.5      Committee..................................................1
         1.6      Company....................................................1
         1.7      Date of Exercise...........................................1
         1.8      Exchange Act...............................................2
         1.9      Fair Market Value..........................................2
         1.10     Incentive Option...........................................2
         1.11     Nonqualified Option........................................2
         1.12     Option.....................................................2
         1.13     Participant................................................2
         1.14     Plan.......................................................2
         1.15     SAR........................................................2
         1.16     Stock......................................................2
         1.17     Ten Percent Shareholder....................................2

ARTICLE II.
PURPOSE OF PLAN .............................................................3

ARTICLE III.
ADMINISTRATION ..............................................................3
         3.1      Administration of Plan.....................................3
         3.2      Authority to Grant Options.................................3
         3.3      Persons Subject to Section 16(b)...........................4

ARTICLE IV.
ELIGIBILITY AND LIMITATIONS ON GRANTS........................................4
         4.1      Participation..............................................4
         4.2      Grant of Options...........................................4
         4.3      Limitations on Grants......................................4
         4.4      Limitation on Incentive Options............................4
         4.5      Stock Appreciation Rights..................................4

ARTICLE V.
STOCK SUBJECT TO PLAN........................................................5
         5.1      Source of Shares...........................................5
         5.2      Maximum Number of Shares...................................5
         5.3      Forfeitures................................................5


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
ARTICLE VI.
EXERCISE OF OPTIONS..........................................................5
         6.1      Exercise Price.............................................5
         6.2      Right to Exercise..........................................5
         6.3      Maximum Exercise Period....................................6
         6.4      Transferability............................................6
         6.5      Employee Status............................................6

ARTICLE VII.
METHOD OF EXERCISE...........................................................6
         7.1      Exercise...................................................6
         7.2      Payment....................................................6
         7.3      Federal Withholding Tax Requirements.......................6
         7.4      Shareholder Rights.........................................7
         7.5      Issuance and Delivery of Shares............................7

ARTICLE VIII.
ADJUSTMENT UPON CORPORATE CHANGES............................................7
         8.1      Adjustments to Shares......................................7
         8.2      Substitution of Options on Merger or Acquisition...........7
         8.3      Effect of Certain Transactions.............................8
         8.4      No Adjustment Upon Certain Issuances.......................8
         8.5      Fractional Shares..........................................8

ARTICLE IX.
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES........................8
         9.1      General....................................................8
         9.2      Representations by Participants............................9

ARTICLE X.
GENERAL PROVISIONS...........................................................9
         10.1     Effect on Employment.......................................9
         10.2     Unfunded Plan..............................................9
         10.3     Rules of Construction......................................9
         10.4     Governing Law.............................................10
         10.5     Compliance With Section 16 of the Exchange Act............10
         10.6     Amendment.................................................10
         10.7     Duration of Incentive Options.............................10
         10.8     Effective Date of Plan....................................11

SCHEDULE A Rules of the Therapeutic Antibodies, Inc. 1997 Stock Option Plan as
           it Applies to Grants of UK Options to Participants




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               THERAPEUTIC ANTIBODIES INC. 1997 STOCK OPTION PLAN

                                    PREAMBLE

         WHEREAS, Therapeutic Antibodies Inc. (the "Company") desires to establish a plan through which the Company may award options to purchase the common stock of the Company, or the right to receive compensation due to the increase in the value of the common stock of the Company, to directors, officers, employees, and consultants of the Company and its affiliates;

         WHEREAS, the Company desires to grant options that qualify as "incentive stock options" within the meaning of section 422 of the Internal Revenue Code of 1986, and options that are not so qualified; and

         WHEREAS, the Company intends that this stock option plan and the options granted hereunder (i) qualify as "performance-based compensation" described in section 162(m)(4)(C) of the Code, and (ii) conform to the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended;

         NOW, THEREFORE, the Company hereby establishes the Therapeutic Antibodies Inc. 1997 Stock Option Plan (the "Plan"), effective April 28, 1997:

                             ARTICLE I. DEFINITIONS

         1.1 Affiliate. A "parent corporation," as defined in section 424(e) of the Code, or "subsidiary corporation," as defined in section 424(f) of the Code, of the Company.

         1.2 Agreement. A written agreement (including any amendment or supplement thereto) between the Company or Affiliate and a Participant specifying the terms and conditions of an Option granted to such Participant.

         1.3 Board. The board of directors of the Company.

         1.4 Code. The Internal Revenue Code of 1986, as amended.

         1.5 Committee. A committee composed of at least two individuals (or such number that satisfies section 162(m)(4)(C) of the Code and Rule 16b-3 of the Exchange Act) who are members of the Board and are not employees of the Company or an Affiliate, and who are designated by the Board as the "compensation committee" or are otherwise designated to administer the Plan.

         1.6 Company. Therapeutic Antibodies Inc. and its successors.

         1.7 Date of Exercise. The date that the Company accepts tender of the Option exercise price of an Incentive Option or Nonqualified Option, or accepts an election to exercise rights under an SAR.

         1.8 Exchange Act. The Securities Exchange Act of 1934, as amended.

         1.9 Fair Market Value. On any given date, Fair Market Value shall be the average of the closing prices of the Stock on the London Stock Exchange on the




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trading day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding day on which such Stock is traded if no Stock was traded on such trading day (unless, where appropriate, the Committee determines in good faith the fair market value of the Stock to be otherwise).

         1.10 Incentive Option. The right that is granted hereunder to a Participant to purchase from the Company a stated number of shares of Stock at the price set forth in an Agreement and that is subject to certain provisions herein and to "incentive stock options" that are described in section 422 of the Code. An Incentive Option, or a portion thereof, shall not be invalid for failure to qualify under section 422 of the Code, but shall be treated as a Nonqualified Option to the extent that it does not satisfy such conditions.

         1.11 Nonqualified Option. The right that is granted hereunder to a Participant to purchase from the Company a stated number of shares of Stock at the price set forth in an Agreement, but is not subject to the conditions of an Incentive Option.

         1.12 Option. The right that is granted hereunder to a Participant under the terms of an Incentive Option, a Nonqualified Option or an SAR.

         1.13 Participant. A Board member, employee, consultant or advisor of the Company or of an Affiliate who: either satisfies the requirements of Article IV and is selected by the Committee to receive an Option, or receives an Option pursuant to grant specified in this Plan.

         1.14 Plan. The Therapeutic Antibodies Inc. 1997 Stock Option Plan.

         1.15 SAR. A right to receive compensation hereunder calculated by reference to the increase in the value of a certain number of shares of Stock from the date of an award, as described in Section 4.5. An SAR is an unfunded, unsecured promise of the Company to the Participant. Unless otherwise stated in an Agreement, or unless the Committee in its discretion honors the exercise of an SAR by issuing Stock, the holder of an SAR has no beneficial rights of Stock ownership or to receive shares of Stock.

         1.16 Stock. The common stock of the Company.

         1.17 Ten Percent Shareholder. An individual who owns more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate at the time he is granted an Incentive Option. For the purpose of determining if an individual is a Ten Percent Shareholder, he shall be deemed to own any voting stock owned (directly or indirectly) by or for his brothers and sisters (whether by whole or half blood), spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a shareholder, partner or beneficiary.

                           ARTICLE II. PURPOSE OF PLAN

         The purpose of the Plan is to provide a performance incentive and to encourage stock ownership by officers, directors, consultants and advisors of the



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Company and its Affiliates, and to align the interests of such individuals with those of the Company, its Affiliates and its shareholders. It is intended that Participants may acquire or increase their proprietary interests in the Company and be encouraged to remain in the employ or directorship of the Company or of its Affiliates. The proceeds received by the Company from the sale of Stock pursuant to this Plan may be used for general corporate purposes.

                           ARTICLE III. ADMINISTRATION

         3.1 Administration of Plan. The Plan shall be administered by the Committee. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made or action taken by the Committee to administer the Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Option. The Company shall bear all expenses of Plan administration. In addition to all other authority vested with the Committee under the Plan, the Committee shall have complete authority to:

         (a) Interpret all provisions of this Plan;

         (b) Prescribe the form of any Agreement and notice and manner for executing or giving the same;

         (c) Make amendments to all Agreements;

         (d) Adopt, amend, and rescind rules for Plan administration; and

         (e) Make all determinations it deems advisable for the administration of this Plan.

         3.2 Authority to Grant Options. The Committee shall have authority to grant Options upon such terms the Committee deems appropriate and that are not inconsistent with the provisions of this Plan. Such terms may include conditions on the exercise of all or any part of an Option.

         3.3 Persons Subject to Section 16(b). Notwithstanding anything in the Plan to the contrary, the Committee, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors subject to section 16(b) of the Exchange Act, without so restricting, limiting or conditioning the Plan with respect to other Participants.

                ARTICLE IV. ELIGIBILITY AND LIMITATIONS ON GRANTS

         4.1 Participation. The Committee may from time to time designate directors, employees, consultants and advisors to whom Options are to be granted and who are eligible to become Participants. Such designation shall specify the number of shares of Stock, if any, subject to each Option. All Options granted under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan or such other provisions as the Committee may adopt that are not inconsistent with the Plan.



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         4.2 Grant of Options. An Option shall be deemed to be granted to a
Participant at the time that the Committee designates in a writing that is adopted by the Committee as the grant of an Option, and that makes reference to the name of the Participant and the number of shares of Stock that are subject to the Option. Accordingly, an Option may be deemed to be granted prior to the approval of this Plan by the shareholders of the Company and prior to the time that an Agreement is executed by the Participant and the Company.

         4.3 Limitations on Grants. A person who is not an employee of the Company or an Affiliate is not eligible to receive an Incentive Option.

         4.4 Limitation on Incentive Options. To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year (under all incentive stock option plans of the Company and its Affiliates) exceeds $100,000 (or the amount specified in section 422 of the Code), determined as of the date an Incentive Option is granted, such Options shall be treated as Nonqualified Options. This provision shall be applied by taking Incentive Options into account in the order in which they were granted.

         4.5 Stock Appreciation Rights. The Committee may grant an SAR to a Participant either in tandem with the grant of an Incentive Option or a Nonqualified Option, or as an award that is separate from any other Option granted under the Plan. Subject to the terms of an Agreement, a Participant who receives an SAR shall have the right, upon written request, to surrender any exercisable Incentive Option or Nonqualified Option, or portion thereof, in exchange for cash, whole shares of Stock, or a combination thereof, as determined by the Committee, with a value equal to the excess of the Fair Market Value, as of the date of such request, of one share of Stock over the Fair Market Value of the Stock on the Date of Grant (or such other value specified in the Agreement), multiplied by the number of shares covered by the SAR or portion thereof to be surrendered. In the case of any SAR which is granted in connection with an Incentive Stock Option, such SAR shall be exercisable only when the Fair Market Value of the Stock exceeds the price specified therefor in the SAR or portion thereof to be surrendered. In the event of the exercise of any SAR granted hereunder, the number of shares reserved for issuance under the Plan shall be reduced only to the extent that shares of Stock are actually issued in connection with the exercise of such SAR. Additional terms and conditions governing any such SARs may from time to time be prescribed by the Committee in its sole discretion.
                        ARTICLE V. STOCK SUBJECT TO PLAN

         5.1 Source of Shares. Upon the exercise of an Incentive Option or Nonqualified Option, the Company shall deliver to the Participant authorized but unissued Stock.

         5.2 Maximum Number of Shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Options and Nonqualified Options, or with respect to which SARs may be exercised, is 1,100,000, subject to increases and adjustments as provided in this Article V and Article VII hereof.



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         5.3 Forfeitures. If any Option granted hereunder expires or terminates for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for issuance under this Plan.

                         ARTICLE VI. EXERCISE OF OPTIONS

         6.1 Exercise Price. The exercise price of an Incentive Option shall be not less than 100% of the Fair Market Value of a share of Stock on the date the Incentive Option is granted. In the case of a Ten Percent Shareholder, however, the exercise price of an Incentive Option shall not be less than 110% of the Fair Market Value of a share of Stock on the date the Incentive Option is granted. The exercise price of a Nonqualified Option or an SAR shall be the price determined by the Committee at the time the Nonqualified Option or SAR is granted. If the exercise price of an Option is changed after the date it is granted, such change shall be deemed to be a termination of the existing Option and the issuance of a new Option.

         6.2 Right to Exercise. An Option shall be exercisable on the date of grant or on any other date established by the Committee or provided for in an Agreement; provided, however, that Options granted to officers or directors subject to section 16 of the Exchange Act must not be exercisable until at least six months after the Option is granted. A Participant must exercise an Incentive Option while he is an employee of the Company or an Affiliate or within the periods that may be specified in the Agreement after termination of employment, death, disability or a "change of control" (as defined in any change of control agreement to which the Company and any such Participant are parties).

         6.3 Maximum Exercise Period. The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant except that no Incentive Option shall be exercisable after the expiration of 10 years (five years in the case of Incentive Options granted to a Ten Percent Shareholder) from the date it was granted. The terms of any Option may provide that it is exercisable for a shorter period. All Incentive Options shall terminate on the date the Participant's employment with the Company terminates, except as otherwise provided in the Agreement with respect to termination of employment, death, disability or a "change of control" (as defined in any change of control agreement to which the Company and any such Participant are parties).

         6.4 Transferability. Any Option granted under this Plan shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that any Nonqualified Option granted under this Plan may be transferable to the extent provided in an Agreement. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation or liability of such Participant.

         6.5 Employee Status. The Committee shall determine the extent to which a leave of absence for military or government service, illness, temporary disability, or other reasons shall be treated as a termination or interruption of employment for purposes of determining questions of forfeiture and exercise of an Option after termination of employment; provided, however, that if the period treated as



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employment with respect to an Incentive Option exceeds 90 days, such Option shall be deemed a Nonqualified Option.

                         ARTICLE VII. METHOD OF EXERCISE

         7.1 Exercise. An Option granted hereunder shall be deemed to have been exercised on the Date of Exercise. Subject to the provisions of Articles VI, 8 and IX, an Option may be exercised in whole or in part at such times and in compliance with such requirements as the Committee shall determine.

         7.2 Payment. Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or (except in the case of UK Options, as defined in Schedule A hereto), to the extent approved by the Committee, Stock that was acquired prior to the exercise of the Option, other consideration acceptable to the Committee, or a combination thereof.

         7.3 Federal Withholding Tax Requirements. Upon exercise of a Nonqualified Option or an SAR by a Participant who is an employee of the Company or an Affiliate, the Participant shall, upon notification of the amount due and prior to or concurrently with the delivery of the certificates representing the shares, pay to the Company amounts necessary to satisfy applicable federal, state and local withholding tax requirements or shall otherwise make arrangements satisfactory to the Company for such requirements. Such withholding requirements shall not apply to the exercise of an Incentive Option, or to a disqualifying disposition of Stock that is acquired with an Incentive Option, unless the Committee gives the Participant notice that withholding described in this Section is required.

         7.4 Shareholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to his Option prior to the Date of Exercise of such Option. No Participant shall acquire rights as a stockholder through the grant or exercise of an SAR, except to the extent which the Committee, in its sole discretion, issues Stock to the Participant as payment upon the exercise of the SAR.

         7.5 Issuance and Delivery of Shares. Shares of Stock issued pursuant to the exercise of Options hereunder shall be delivered to Participants by the Company (or its transfer agent) as soon as administratively feasible after a Participant exercises an Option hereunder and executes any applicable shareholder agreement or agreement described in Section 9.2 that the Company requires at the time of exercise.

                 ARTICLE VIII. ADJUSTMENT UPON CORPORATE CHANGES

         8.1 Adjustments to Shares. The maximum number of shares of stock with respect to which Options hereunder may be granted and which are the subject of outstanding Options shall be adjusted as the Committee determines (in its sole discretion) to be appropriate, in the event that:

          (a) the Company or an Affiliate effects one or more stock dividends, stock splits, reverse stock splits, subdivisions, consolidations, capitalization issue, rights issue or other similar events;



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          (b)  the Company or an Affiliate engages in a transaction to which section 424 of the Code applies; or

          (c) there occurs any other event which in the judgment of the Committee necessitates such action;

provided, however, that if an event described in paragraph (a) or (b) occurs, the Committee shall make adjustments to the limits on Options specified in
Section 4.3 that are proportionate to the modifications of the Stock that are on account of such corporate changes. Notwithstanding the foregoing, the Committee may not modify the Plan or the terms of any Options then outstanding or to be granted hereunder to provide for the issuance under the Plan of a different class of stock or kind of securities.

         8.2 Substitution of Options on Merger or Acquisition. The Committee may grant Options in substitution for stock awards, stock options, stock appreciation rights or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction to which section 424(a) of the Code applies. The terms of such substituted Options shall be determined by the Committee in its sole discretion, subject only to the limitations of Article V.

         8.3 Effect of Certain Transactions. Upon a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company, as a result of which the shareholders of the Company receive cash, stock or other property in exchange for their shares of Stock (but not a public offering of Stock by the Company), and the Company is not the surviving entity, any Option granted hereunder shall terminate, provided that the Participant shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to exercise his Options in whole or in part whether or not the vesting requirements set forth in any Agreement have been satisfied, unless the Committee elects to convert all Options hereunder into options to purchase stock of an acquiring corporation. Provided, however, that, notwithstanding the foregoing, a portion of the acceleration of exercisability of Options shall not occur with respect to any holder to the extent that such portion of acceleration would cause the grantee or holder of such Option to be liable for the payment of taxes pursuant to section 4999 of the Code. If the Committee so elects to convert the Options, the amount and price of such converted options shall be determined by adjusting the amount and price of the Options granted hereunder in the same proportion as used for determining the number of shares of stock of the acquiring corporation the holders of the Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization, and the vesting schedule set forth in the Agreement shall continue to apply to the converted options.

         8.4 No Adjustment Upon Certain Issuances. The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Options.



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         8.5 Fractional Shares. Only whole shares of Stock may be acquired through the exercise of an Option. Any amounts tendered in the exercise of an Option remaining after the maximum number of whole shares have been purchased will be returned to the Participant.

        ARTICLE IX. COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

         9.1 General. No Option shall be exercisable, no Stock shall be issued, no certificates for shares of Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all federal or state laws and regulations (including, without limitation, withholding tax requirements), federal and state securities laws and regulations and the rules of all securities exchanges or self-regulatory organizations on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence shares of Stock for which an Option is exercised may bear such legends and statements as the Committee upon advice of counsel may deem advisable to assure compliance with federal or state laws and regulations. No Option shall be exercisable, no Stock shall be issued, no certificate for shares shall be delivered and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from any regulatory bodies having jurisdiction over such matters.

         9.2 Representations by Participants. As a condition to the exercise of an Option, the Company may require a Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the laws referred to in Section 9.1. At the option of the Company, a stop transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel was provided (concurred in by counsel for the Company) and stating that such transfer is not in violation of any applicable law or regulation may be stamped on the stock certificate in order to assure exemption from registration. The Committee may also require such other action or agreement by the Participants as may from time to time be necessary to comply with federal or state securities laws. This provision shall not obligate the Company or any Affiliate to undertake registration of Options or stock hereunder.

                          ARTICLE X. GENERAL PROVISIONS

         10.1 Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment of any employee at any time with or without assigning a reason therefor.

         10.2 Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company




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

to any person with respect to any grant under this Plan shall be based solely upon contractual obligations that may be created hereunder. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

         10.3 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The masculine gender when used herein refers to both masculine and feminine. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

         10.4 Governing Law. The laws of the State of Tennessee shall apply to all matters arising under this Plan, to the extent that federal law does not apply.

         10.5 Compliance With Section 16 of the Exchange Act. With respect to persons subject to section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of this Plan or action by Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

         10.6 Amendment. The Board may amend or terminate this Plan at any time; provided, however, an amendment that would have a material adverse effect on the rights of a Participant under an outstanding Option is not valid with respect to such Option without the Participant's consent, except as necessary for Incentive Options to maintain qualification under the Code; and provided, further, that the shareholders of the Company must approve, in general meeting prior to the effective date of adoption, any amendment that:

          (a) changes the number of shares in the aggregate which may be issued pursuant to Options granted under the Plan or the maximum number of shares with respect to which any individual may receive Options in any calendar year, except pursuant to Article VIII;

          (b) changes the Participants (or class of Participants) eligible to receive Options under the Plan;

          (c) increases the period during which Options may be granted or exercised;

          (d) reduces the exercise price of outstanding Incentive Options or reduces the price at which future Incentive Options may be granted;

          (e) alters the basis for determining a Participant's entitlement to and the terms of Stock to be provided and for the adjustment thereof upon the occurrence of any event specified in Section 8.1 hereof; or

          (f) alters the Plan so that Options intended to qualify as Incentive Options under the Code would not do so, or changes the provisions of this Section 10.6.



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

         Notwithstanding the foregoing, shareholder approval shall not be required for minor amendments to the Plan pursuant to Section 3.1 hereof intended to benefit the administration of the Plan, for amendments necessitated by changes in legislation governing the Plan, or for amendments that the Committee deems necessary to obtain or maintain favorable tax, exchange control or regulatory treatment of the Plan for future Participants or for Participating Companies (as defined in Schedule A hereto).

         10.7 Duration of Incentive Options. No Incentive Option may be granted under this Plan more than 10 years after the earlier of the date that the Plan is adopted by the Board or the date that the Plan is approved by shareholders as provided in Section 10.8. Incentive Options granted before such date shall remain valid in accordance with their terms.

         10.8 Effective Date of Plan. This Plan shall be effective on the date of its adoption by the Board, and Options may be granted hereunder at any time after such adoption; provided, however, that the effectiveness of this Plan will be retroactively revoked if it is not approved by the shareholders of the Company in a manner that satisfies Treasury Regulation section 1.422-5 within 12 months of the date that the Board took action to adopt the Plan. All Options granted under the Plan will become void immediately following the 12-month anniversary of the date the Board adopted the Plan if such approval by shareholders has not yet been obtained.


         IN WITNESS WHEREOF, the undersigned officer has executed this Plan on this the 28th day of April, 1997.

                                   THERAPEUTIC ANTIBODIES INC.


                                   By:  /s/ MARTIN S. BROWN
                                        ----------------------------------------

                                   Its: Chairman and Chief Executive Officer
                                        ----------------------------------------





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


                                   SCHEDULE A

      RULES OF THE THERAPEUTIC ANTIBODIES INC. 1997 STOCK OPTION PLAN AS IT APPLIES TO GRANTS OF UK OPTIONS TO PARTICIPANTS (AS HEREIN DEFINED)

The Plan shall apply to grants of UK Options to Participants with the following amendments:

                                    PREAMBLE

         The following additional recital shall apply:

         WHEREAS the Company intends that the Sub-Plan (as defined below) becomes an approved share option scheme under the provisions of Schedule 9 to the Income and Corporation Taxes Act of 1988.

1.       DEFINITIONS

         The definitions contained in the Plan shall apply where the contexts permits with the following amendments:

          1.1 The definition of "Affiliate" shall not apply but shall be replaced by "Associated Company" which shall have the same meaning as in Section 416 of ICTA 1988.

          1.2 The definition of "Fair Market Value" shall not apply but shall be replaced by "Market Value" which shall mean on any day the average of the middle market quotations of Stock as derived from the Daily Official List of The London Stock Exchange for the three immediately preceding Dealing Days.

          1.3 The definition of "Participant" shall be modified and in relation to the Sub-Plan shall only include a director of any Participating Company who is required to devote to his duties not less than 25 hours per week (excluding meal breaks) or any employee (other than one who is a director) of any Participating Company, provided that the director or employee is not precluded by paragraph 8 of Schedule 9 (defined or referred to in sub-paragraph 1.4 below) from participating in the Sub-Plan.

          1.4  The following additional definitions shall apply:

               "Announcement Date"           the date on which the annual or half
                                             yearly results of the Company are announced

               "Appropriate Period"          the meaning given in Paragraph 15(2)
                                             of Schedule 9

               "Approval Date"               the date on which the Sub-Plan is
                                             approved by the Board of Inland
                                             Revenue under Schedule 9


               "Control"                     has the same meaning as in Section
                                             840 of ICTA 1988

               "Dealing Day"                 a day on which the London Stock Exchange
                                             is open for the transaction of business

               "ICTA 1988"                   The Income and Corporation Taxes Act of
                                             1988

               "UK Option"                   a right to subscribe for Stock granted
                                             (or to be granted) in accordance with
                                             the Rules of the Plan as amended by
                                             this Sub-Plan

               "Option Holder"               an individual to whom a UK Option
                                             has been granted or his personal
                                             representatives

               "Participating Company"       the Company and any other company
                                             of which the Company has Control and
                                             which is for the time being nominated by the
                                             Committee to be a Participating Company

               "Schedule 9"                  Schedule 9 ICTA 1988

               "Sub-Plan"                    the Plan as amended by this Schedule

               "Subscription Price"          the price at which each share of Stock
                                             subject to a UK Option may be acquired
                                             on the exercise of that UK Option

               "Subsisting UK Options"       a UK Option which has neither lapsed
                                             nor been exercised

               References to Rules in this Sub-Plan are to the Rules of this Sub-Plan.

2.       ADMINISTRATION

         In the event that the Committee impose performance conditions on the exercise of all or part of a UK Option, such conditions shall be objective and if having been set the conditions are capable of amendment or waiver by the Committee then events must happen which cause the Committee to consider acting fairly and reasonably that the amended condition is no more difficult to satisfy than the condition it replaced.



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

3.       ELIGIBILITY AND LIMITATIONS ON GRANTS

         The provisions of Article IV of the Plan shall apply subject to the following additional amendments and limitations:

          3.1 The Committee shall only grant UK Options after the Approval Date and only to persons who are Participants at the date of grant and subject also to the following limitations:

               3.1.1 the maximum number of shares of Stock over which an
                     individual may be granted a UK Option shall be determined at the absolute discretion of the Committee save that any UK Option granted to a Participant shall be limited and take effect so that the aggregate Market Value of Stock subject to that UK Option, when aggregated with the Market Value of Stock subject to Subsisting UK Options, shall not exceed L.30,000; and

               3.1.2 the Subscription Price shall not be less than the nominal value (par value) of shares of Stock nor, subject to Rule 6, the Market Value of shares of Stock on the date of grant.

          3.2  For the purposes of Rule 3.1.1:

               3.2.1 UK Options shall include all UK Options granted under this
                     Sub-Plan and all options granted under any other scheme, not being a savings related share option scheme, approved under Schedule 9 and established by the Company or any Associated Company thereof.

               3.2.2 the Market Value of shares of Stock shall be calculated as at the time the Options in relation to the shares of Stock were granted or such earlier time as may have been agreed in writing with the Board of Inland Revenue.

4.       EXERCISE OF UK OPTIONS

         The provisions of Article VI of the Plan shall not apply but shall be replaced by the following provisions:

         4.1 Any UK Option which has not lapsed may be exercised in whole or in part at any time following the earliest of the following events:

               4.1.1 the third anniversary of the date of grant;

               4.1.2 the death of the Option Holder; and

               4.1.3 the Option Holder ceasing to be a director or employee of any Participating Company by reason of injury, disability, redundancy or retirement.



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


         4.2   A UK Option shall lapse on the earliest of the following events:

               4.2.1 the tenth anniversary of the date of grant or such earlier date as the Committee shall decide at the time of grant;

               4.2.2 the first anniversary of the Option Holder's death;

               4.2.3 six months following the Option Holder ceasing to be a director or employee of any Participating Company, other than by reason of his death;

               4.2.4 unless a release has been effected under Rule 7.1, upon the occurrence of any of the events set out in Article 8.3 although an Option Holder may exercise his UK Options in whole or in part immediately prior to any such event; or

               4.2.5 the Option Holder being adjudicated bankrupt.

          4.3 No UK Option may be transferred, assigned or charged and any purported transfer, assignment or charge shall cause the UK Option to lapse forthwith. Each option certificate shall carry a statement to this effect.

5.       METHOD OF EXERCISE

         Payment of the Option price shall be made only in cash and the other provisions of Article 7.2 shall not apply to the Sub-Plan.

6.       ADJUSTMENT UPON CORPORATE CHANGES

         The provisions of Article 8.1 shall apply save that in relation to any adjustments to the terms of UK Options the Committee shall apply the following to the terms of any adjustment:

          6.1 the aggregate amount payable on the exercise of a UK Option in full shall not be increased;

          6.2 the Subscription Price for shares of Stock shall not be reduced below its nominal value (par value);

          6.3 no adjustment shall be made without the prior approval of the Board of Inland Revenue;

          6.4 following the adjustment the shares of Stock continue to satisfy the conditions specified in paragraphs 10 to 14 inclusive of
               Schedule 9; and

          6.5 no adjustment shall be made by the Committee which alters the kind of shares of Stock with respect to which UK Options hereunder may be granted nor may the Committee increase the number of shares of Stock the subject of Subsisting UK Options.




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

7.       TAKEOVERS AND LIQUIDATIONS

          7.1 In the event of the Committee electing to convert the UK Options into options in the acquiring corporation as referred to in
               Article 8.3, in the case of UK Options, the Option Holder may, by agreement with the acquiring corporation, within the Appropriate Period, release each Subsisting UK Option (the "Old Option") for an option (the "New Option") which satisfies the conditions that it:

               7.1.1 is over stock or shares in the acquiring corporation or some other company falling within paragraph (b) or paragraph (c) of Paragraph 10, Schedule 9 which satisfy the conditions specified in Paragraphs 10 to 14 inclusive of
                     Schedule 9;

               7.1.2 is a right to acquire such number of stock or shares as has on acquisition of the New Option an aggregate Market Value equal to the aggregate Market Value of the Stock subject to the Old Option on its release;

               7.1.3 has a subscription price per stock or share such that the aggregate price payable on the complete exercise equals the aggregate price which would have been payable on complete exercise of the Old Option; and

               7.1.4 is otherwise identical in terms to the Old Option.

          7.2 The New Option shall, for all other purposes of this Plan, be treated as having been acquired at the same time as the Old Option.

          7.3 Where any New Options are granted pursuant to this Rule 7.1, Rules 4, 6, 7, and 8 shall, in relation to the New Option, be construed as if references to the Company and to the Stock were references to the Acquiring Corporation or as the case may be, to the other company to whose stock or shares the New Option relates, and to the stock or shares in that other company, but references to Participating Company shall continue to be construed as if references to the Company were references to Therapeutic Antibodies, Inc.

          7.4 The exercise of an Option pursuant to the preceding provisions of this Rule 7 shall be subject to the provisions of Rule 8 below.


8.       MANNER OF EXERCISE OF UK OPTIONS

          8.1 No UK Option may be exercised by an individual at any time when he is precluded by paragraph 8 of Schedule 9 from participating in the Plan.

          8.2 No UK Option may be exercised at any time when the Stock which may be thereby acquired does not satisfy the conditions specified in paragraphs 10 to 14 of Schedule 9.



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

9.       ADMINISTRATION AND AMENDMENT

         The provisions of Article III of the Plan shall apply save that no amendment made by the Committee to the Plan shall have effect until approved by the Board of Inland Revenue.

10.      SAR

         The Company will not award SARs to Participants pursuant to the Sub-Plan. The reference in the preamble to the right to receive compensation due to the increase in the value of the Common Stock of the Company and Clause 4.5 shall not apply to the Sub-Plan.





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